                                           SECURITY CAPITAL CORPORATION

                                              BATESVILLE, MISSISSIPPI

                                                   April 6, 2007

Dear Shareholder:

Enclosed  you  will  find  a 2006  Annual  Report  for  Security  Capital  Corporation,  a  Notice  of  the  Annual
Shareholders' Meeting for 2007, a Proxy Statement, and a Proxy.

This  institution  is  grateful  for the loyalty and  support of you,  our  friends  and  shareholders.  The Annual
Shareholders'  Meeting  is to be held on  Thursday,  April  19,  2007,  at 10:00 A. M. at the Home  Office of First
Security  Bank,  Batesville,  Mississippi.  Mark this date on your  calendar  and make plans to  attend,  and share further in the affairs of your corporation.

I urge you to complete  the enclosed  Proxy  promptly  and return it in the  enclosed  self-addressed  postage paid envelope,  even if you plan to attend the meeting. If you attend the meeting,  you may withdraw your Proxy and vote in person.

Enclosed is Security Capital Corporation's Annual Report to shareholders.

We look forward to seeing you at the Annual Meeting.

                                                     Sincerely yours,

                                                     SECURITY CAPITAL CORPORATION

                                                     /s/ Frank West

                                                     Frank West
                                                     President and CEO

                                                 TABLE OF CONTENTS

NOTICE OF ANNUAL SHAREHOLDERS' MEETING                                                           1

PROXY STATEMENT                                                                                  2

         SOLICITATION BY BOARD OF DIRECTORS OF SECURITY CAPITAL CORPORATION                      2

         PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)                           3

         INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS                       3

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                          5

         COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS                                        6

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION                          9

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                         13

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FEES                                 14

         COMMITTEES OF THE BOARD OF DIRECTORS                                                   14

         REPORT OF THE AUDIT COMMITTEE                                                          15

         OTHER MATTERS                                                                          15

         PROPOSALS FOR 2008 ANNUAL MEETING                                                      16

                                            SECURITY CAPITAL CORPORATION
                                                POST OFFICE BOX 690
                                           BATESVILLE, MISSISSIPPI 38606

                                                   April 6, 2007

                                      NOTICE OF ANNUAL SHAREHOLDERS' MEETING

To the Shareholders of
Security Capital Corporation
Batesville, Mississippi 38606

         NOTICE IS HEREBY GIVEN that,  pursuant to call of its  Directors and in  compliance  with the Bylaws,  the regular  annual  meeting  of  shareholders  of  the  Security  Capital  Corporation  (the  "Company"),  Batesville,
Mississippi,  will be held at the Home Office of First Security Bank, Batesville,  Mississippi,  on Thursday, April
19, 2007, at 10:00 A.M. for the purpose of considering and voting on the following proposals:

         1.       ELECTION OF  DIRECTORS:  The election of three (3) persons  listed in the Proxy  Statement  dated
                  April 6, 2007,  accompanying  this  notice,  as members of the Board of  Directors  for a term of three years.

         2.       Whatever other business may be properly brought before the meeting or any adjournment thereof.

         Whether or not you  contemplate  attending the meeting,  it is requested  that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

         Only those  shareholders of record at the close of business on April 1, 2007,  shall be entitled to notice of and to vote at this meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Frank West

                                            Frank West
                                            President and CEO

Dated and mailed at
Batesville, Mississippi
On or about April 6, 2007

SECURITY CAPITAL CORPORATION
POST OFFICE BOX 690
BATESVILLE, MISSISSIPPI 38606

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 19, 2007

SOLICITATION BY BOARD OF DIRECTORS OF
SECURITY CAPITAL CORPORATION

This statement is furnished to the shareholders of Security Capital Corporation (the “Company”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Home Office of First Security Bank, Batesville, Mississippi, on Thursday, April 19, 2007, at 10:00 A. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders’ Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 6, 2007.

Only those shareholders of record on the books of the Company at the close of business on April 1, 2007, (the “Record Date”) are entitled to notice of and to vote at the meeting. On March 14, 2007, the Company had outstanding of record 2,744,470 shares of Common Stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is three (3), a shareholder owning ten (10) shares may cast ten (10) votes for each of three (3) nominees, or cast thirty (30) votes for any one (1) nominee or allocate the thirty (30) votes among several nominees.

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “For” each of the proposals described below.

The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on April 1, 2007, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

The 2006 Annual Report to shareholders of the Company is enclosed for the information of the shareholders.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

The Board of Directors of the Company is divided into three (3) classes — Class I, Class II, and Class III. Each class consists of three Directors. The term of Class II Directors expires at the 2007 Annual Meeting. The term of Class III Directors expires at the 2008 Annual Meeting. The term of the Class I Directors expires at the 2009 Annual Meeting.

The Board of Directors has nominated Ben Smith, Tony Jones and Ken Murphree for election as Class II Directors to serve until the 2010 Annual Meeting. Ben Smith and Tony Jones are currently serving as Class II Directors. Ken Murphree of Tunica County, Mississippi, is a new nominee.

Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the three nominees for Class II Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. During 2006, the Company’s Board of Directors had fourteen (14) regular meetings. No director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of Directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the nominees and the other directors and executive officers of the Company. The principal occupation of each person has been the same for the last five years, unless otherwise indicated in a footnote. The directors serve for staggered three-year terms. The officers of both Security Capital Corporation and First Security Bank are all elected for terms of one year. The Board of First Security Bank by resolution designated Larry Pratt as Chairman on January 21, 1999. Mr. Pratt has served on the Board of First Security Bank since 1970 and was employed part-time by First Security Bank in 2006. On January 21, 1999, the Board of First Security Bank designated Frank West as President; and on January 1, 2002, the Board appointed Mr. West as Chief Executive Officer of First Security Bank.

                                      Positions Currently
                                      Held with the                                          Principal
Name and Age                          Corporation and Bank                  Since            Occupation
-------------                         --------------------                  -----            ----------

Larry J. Pratt                        Chairman of the Corporation            1999            Banker(1)
Age 67                                Director of the Corporation            1983

                                      Chairman of the Bank                   1999
                                      Director of the Bank                   1970

G. E. McKittrick                      Director of the Corporation*           1984            Retired/Consultant
Age 77                                Director of the Bank*                  1984

Joe M. Brown                          Director of the Corporation*           1983            Retired/Justice
Age 70                                Director of the Bank*                  1977            Court Judge

Will Hays                             Director of the Corporation*           2000            Retired Farmer (2)
Age 67                                Director of the Bank*                  2000

Steve Ballard, Jr.                    Director of the Corporation*           2001            Merchant
Age 67                                Director of the Bank*                  2001

Ben Barrett Smith                     Director of the Corporation*           1986            Retired Attorney (3)
Age 64                                Director of the Bank*                  1986

Frank West                            Director of the Corporation            1999            Banker (4)
Age 55                                Director of the Bank                   1999
                                      President of the Corporation           1999
                                      President of the Bank                  1999
                                      C E O of the Corporation               2002
                                      C E O of the Bank                      2002

Tony Jones                            Director of the Corporation*           2003            Real Estate Broker
Age 54                                Director of the Bank*                  2003             & Developer

Laney Funderburk                      Director of the Corporation*           2005            Real Estate
Age 61                                Director of the Bank*                  2005             Developer

Ken Murphree (Nominee)                Director of the Corporation*           2007            Consultant &
Age 60                                Director of the Bank*                  2007             Realtor (5)

William R. Fleming                    Vice-President of the Corporation      1999            Banker (6)
Age 58                                Executive Vice President &
                                         Trust Officer of the Bank           2002

Connie Hawkins                        Secretary/Treasurer of the                             Banker (7)
Age 54                                   Corporation                         1999
                                      Executive Vice-President, CFO &
                                         Cashier of the Bank                 2002

Jeff Herron                           Executive Vice-President &             2005            Banker (8)
Age 53                                   Loan Administrator

*Independent Director

(1)  Mr. Pratt served as President and CEO from 1997 to 1999.  Mr. Pratt served as Chairman and CEO from
     1999 to 2001.

(2)  Mr. Hays retired from his career as a farmer in 2004.

(3)  Mr. Smith, when his law practice partner was elected to the Office of the Governor of Mississippi, was appointed as Chairman of the Mississippi Workers' Compensation Commission in March of 2000.  In 2004,
     he retired from his state  government  position.  In 2005, he opened a law office and retired from  practicing law in 2006.

(4)  Prior to 1999 Mr. West served as Senior Vice President and Operations Officer.  Mr. West was designated as President and Trust Officer in 1999.  Since 2002, Mr. West has served as both President and CEO.

(5)  Mr. Murphree is the nominee for director in the 2007 election.  He served as Tunica County Administrator from May of 1994 to May of 2005 when he retired from public service.

(6)  Mr. Fleming's title was changed from the Senior Vice-President to Executive Vice-President in 2002.

(7)  Ms. Hawkins served as Internal Auditor and Vice-President until 2001 when she was appointed Senior
     Vice-President and Senior Auditor.  In 2002, she was appointed Chief Financial Officer, Cashier and
     Executive Vice-President.

(8)  Mr. Herron served as Vice-President and Loan Officer until 2004 when he was appointed Senior Vice-
     President and Loan Administrator.  In 2005, he was appointed Executive Vice-President and Loan
     Administrator.

Seven (7) of the Company’s directors, constituting a majority, are independent. No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

It is the Company’s policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2006 annual meeting, six (6) directors of the Company were in attendance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Holders of Common Stock

As of December 31, 2006, Security Capital Corporation had one shareholders that was the beneficial owner of more than 5% of the Common Stock of Security Capital Corporation and is listed below:

                                                 Number of Shares/
                                                 Nature of Beneficial
Name and Address of Beneficial Owner             Ownership (1)                          Percentage
-------------------------------------            --------------------                   ----------

First Security Bank Employee                           198,712                              7.24%
Stock Ownership Plan
First Security Bank
P. O. Box 690
Batesville, Mississippi 38606

(1)      Constitutes sole ownership.

The following table sets forth as of December 31, 2006 the number and percentage of Common Stock beneficially owned by each director of Security Capital Corporation and by all Corporation’s directors and executive officers as a group. Unless indicated otherwise in a footnote, the directors and the executive officers possess sole voting and investment power with respect to all shares shown.

                                                                   Number of Shares
Name of Beneficial Owner                                           Beneficially Owned            Percentage
------------------------                                           ------------------            ----------

Larry J. Pratt                                                     (1) 90,333                       3.4%
Frank West                                                         (2) 38,218                       1.4%
G. E. McKittrick                                                   (3)  5,425                         *
Joe M. Brown                                                       (4) 11,933                         *
Ben Barrett Smith                                                      30,750                       1.1%
Will Hays                                                               7,352                         *
Steve Ballard                                                      (5)  2,288                         *

Tony Jones                                                         (6)   2,369                       *
Laney Funderburk                                                   (7)   2,893                       *
William R. Fleming                                                 (8)  15,529                       *
Connie Hawkins                                                     (9)   8,395                       *
Jeff Herron                                                       (10)   5,387                       *

Executive officers and directors as a group                            220,872                     5.9%
(12 members in group)
* Less than 1%.

(1)      Includes 57,636 shares owned by Mr. Pratt's spouse  individually and by her retirement  account and 10,618 shares held by his personal retirement account.

(2)      Includes  3,839  shares  held by Mr.  West's  spouse's  retirement  account  and 322  shares  owned by his dependent children and 32,330 shares held by his personal retirement accounts.

(3)      Includes 132 shares owned by Mr. McKittrick's spouse and 126 shares held in his personal retirement plan.

(4)      Includes 8,249 shares owned jointly with his spouse.

(5)      Includes  1,609  shares  held  in his  personal  retirement  account,  610  shares  held  in his  spouse's retirement account, and 69 shares held by his spouse.

(6)      Includes 2,369 shares held jointly with spouse.

(7)      Includes 2,893 shares held jointly with spouse.

(8)      Includes  48 shares held  jointly  with his spouse,  4,066  shares held in a custodial  account and 11,415 shares held in his personal retirement accounts.

(9)      Includes 1,009 shares held by spouse's  retirement  plan and 6,962 shares held in her personal  retirement accounts.

(10)     Includes  165 shares  held  jointly  with his  spouse and 5,222  shares  held in his  personal  retirement accounts.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the " Committee") of the Board has the responsibility for establishing, implementing and continually monitoring adherence with the Company's compensation philosophy. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers, including the actively-employed named executive officers, are similar to those provided to other executive officers of bank holding companies of similar asset size, performance, growth, and demographics in relation to the Company.

Throughout this proxy statement, the individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on a subsequent page, are referred to as the "named executive officers."

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns the interests of the executive officers with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should be designed to include compensation elements that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

As discussed, below, the Chief Executive Officer, working with the Company's Human Resources Officer, conducts an annual review of the salary of the Company's executive officers (other than the Chairman of the Board and the Chief Executive Officer whose performance is reviewed by the Committee). The Chief Executive Officer makes recommendations regarding salary and bonus for the executive officers.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company's executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. Based upon the subjective assessment of the nature of the position as well as the contributions, experience and company tenure of the executive officer, adjustments in base salary for the executive officers are made by the Compensation Committee. Additionally, the Company reviews the current compensation practices of financial institutions of similar asset size to insure that its compensation practices, policies and programs are competitive or at the least median of these institutions. Usage of comparative compensation data from the market areas and its peer groups allows the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

2006 Executive Compensation Components

Historically, and for the fiscal year ended December 31, 2006, the principal components of compensation for named executive officers were:

        o base salary;

        o performance-based bonus compensation;

        o retirement benefits; and

        o perquisites and other personal benefits.

Base Salary

Base Salary of Executive Officers (excluding the Chairman of the Board and the Chief Executive Officer). The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Salaries paid to executive officers (other than the Chairman and Chief Executive Officer) are reviewed annually by the Chief Executive Officer of the Company and the Human Resources Officer. Based upon the subjective assessment of the nature of the position as well as the contributions, experience and company tenure of the executive officer, the Chief Executive Officer then makes suggestions as to adjustments in base salary for the executive officers to the Compensation Committee. Additionally, the Company reviews the current compensation practices of financial institutions of similar asset size to insure that its compensation practices, policies and programs are competitive or at the least median of these institutions. Usage of comparative compensation data from the market areas and its peer groups allows the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

Base Salary of Chairman of the Board and Chief Executive Officer. During its review of base salaries for the Chairman of the Board and the Chief Executive Officer, the Committee primarily considers individual performance of the executive, overall performance of the Company, in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics.

Performance-Based Bonus Compensation

Annual Bonus of Executive Officers (excluding the Chairman of the Board and the Chief Executive Officer): Each fiscal year, the Chief Executive Officer, working with the Director of Human Resources and other Company executives, develops a Companywide bonus proposal. The size of the bonus proposal is based upon a subjective assessment of overall Company and departmental performance as compared to budgeted and prior year performance, and the extent to which the Company achieved its overall financial performance goals and return on stockholders’ equity. The bonus proposal, containing the individual bonus recommendations for the executive officers, is then presented to the Board of Directors of the Company for modifications and approval. The annual bonus is paid before year end.

Annual Bonus of Chairman of the Board and Chief Executive Officer. Bonus proposals regarding the Chairman and Chief Executive Officer are made by the Committee based on the same basic criteria applied to other executive officers.

Each year, the annual bonus is paid before year end. Bonus awards made to named executive officers are reflected in the Bonus column of the Summary Compensation Table on a subsequent page.

401(k) Plan and Employee Stock Ownership Plan

The Bank has a 401(k) plan which provides for certain salary deferrals, covering substantially all full-time employees of the Company and subsidiaries. The Company matches employee 401(k) contributions equal to 60% of an employee’s first 5% of salary deferral. Contributions to the ESOP portion of the plan are at the discretion of the Board of Directors. These discretionary contributions are invested in the Company’s common stock.

Each participant’s account is credited with the participant’s contributions and matching amounts contributed by the Company on behalf of the participant. Discretionary amounts contributed by the Company are allocated based on the participant’s annual compensation. Investment earnings on participant directed accounts are allocated based on each participant’s account earnings. Other investment earnings are allocated based on the balance of the participant’s account.

The matching contributions to the 401(k) portion of the plan and the discretionary contributions to the ESOP portion of the plan become 100% vested after 7 years of credited service. The participants are always 100% vested in the participant’s contributions. Forfeited nonvested accounts may be used to reduce future employer contributions or to allocate to other participants.

Upon termination of service, a participant may elect to receive either a lump-sum amount, periodic installments for a period not to exceed ten years, or a combination thereof.

The Company matching 401(k) contributions are included in item (1) and allocations of ESOP discretionary contributions are included in item (2) in the All Other Compensation column of the Summary Compensation Table on a subsequent page.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers are provided an automobile allowance and country club membership dues. Compensation attributed to the automobile allowance is included in item (3) of the Other column in the Summary Compensation Table on a subsequent page of this report. Compensation, attributed to country club memberships and accounting fees, is included in item (4) and item (5), respectively, of the Other column in the Summary Compensation Table.

The Company has not entered into any Change of Control Agreements with directors or executive officers.

Director Compensation

The Committee determines the amount of Directors’ compensation on an annual basis. The Committee uses available data from peer banks in determining the amount of compensation to pay. The Committee also considers the role of directors, the expected number of meetings that will occur and any other additional duties or circumstances that may require additional attention by directors or impose additional responsibilities.

Non-officer Directors were subject to a possible annual compensation of $33,700 in 2006 based on the number of Board meetings attended during the year. Directors who are members of Board committees receive a payment for each committee meeting attended.

Information related to the 2006 compensation of directors is included in the Director Compensation Table on a subsequent page. Committee and board meeting fees paid to executive board members are included in column (1) of the Director Compensation Table.

Under Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to a chief executive officer or any of the four other most highly compensated officers generally cannot be deducted. The committee has determined the Company’s compensation practices and policies are not currently affected by this limitation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                           Submitted by the Compensation Committee of the Board of Directors:

                         Steve Ballard            Laney Funderburk              Tony Jones

                         Joe Brown                Will Hays                     G. E. McKittrick
                                                  Ben Smith

The Board of Directors has determined that the members of the Compensation Committee are independent.

SUMMARY COMPENSATION TABLE

The following table shows the compensation for 2006 for the Chief Executive Officer of the Company and the other Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

          Name and Principal Position              Year        Salary       Bonus       Other            Total
          ---------------------------              ----        ------       -----       -----            -----

Larry Pratt               Chairman                 2004         30,000      20,000      1,048   (1)      56,933
                                                                                        2,115   (2)
                                                                                        2,400   (3)
                                                                                        1,370   (4)
                                                                                            0   (5)

                          Chairman                 2005         30,000      16,800        648   (1)      52,912
                                                                                        1,629   (2)
                                                                                        2,400   (3)
                                                                                        1,435   (4)
                                                                                            0   (5)

                          Chairman                 2006         30,000           0        984   (1)      36,873
                                                                                        1,954   (2)
                                                                                        2,400   (3)
                                                                                        1,535   (4)
                                                                                            0   (5)

Frank West                President & CEO          2004        170,000     100,000     10,250   (1)     290,926
                                                                                        8,276   (2)
                                                                                        2,400   (3)
                                                                                            0   (4)
                                                                                            0   (5)

                          President & CEO          2005        185,000     110,000     10,500   (1)     320,414
                                                                                       10,201   (2)
                                                                                        4,713   (3)
                                                                                            0   (4)
                                                                                            0   (5)

                          President & CEO          2006        202,400     120,000     11,000   (1)     346,773
                                                                                        8,660   (2)
                                                                                        4,713   (3)
                                                                                            0   (4)
                                                                                            0   (5)

William R. Fleming        EVP & Trust Officer      2004        110,000      28,000      6,162   (1)     151,067
                                                                                        5,705   (2)
                                                                                        1,200   (3)
                                                                                            0   (4)
                                                                                            0   (5)

                          EVP & Trust Officer      2005        115,500      28,000      6,806   (1)     158,535
                                                                                        7,029   (2)
                                                                                        1,200   (3)
                                                                                            0   (4)
                                                                                            0   (5)

                          EVP & Trust Officer      2006        120,500      30,000      7,436   (1)     165,107
                                                                                        5,971   (2)
                                                                                        1,200   (3)
                                                                                            0   (4)
                                                                                            0   (5)

Connie Hawkins            EVP, CFO & Cashier       2004         89,000      18,000      5,384   (1)     120,249
                                                                                        4,865   (2)
                                                                                            0   (3)
                                                                                            0   (4)
                                                                                        3,000   (5)

                          EVP, CFO & Cashier       2005        103,333      20,000      6,369   (1)     138,142
                                                                                        5,440   (2)
                                                                                            0   (3)
                                                                                            0   (4)
                                                                                        3,000   (5)

                          EVP, CFO & Cashier       2006        120,000      30,000      7,708   (1)     166,985
                                                                                        6,277   (2)
                                                                                            0   (3)
                                                                                            0   (4)
                                                                                        3,000   (5)

Jeff Herron               Senior VP and Loan       2004         85,242      13,500      4,937   (1)     109,410
                             Administrator                                              4,531   (2)
                                                                                        1,200   (3)
                                                                                            0   (4)
                                                                                            0   (5)

                          Senior VP and Loan       2005        103,333      20,000      6,227   (1)     136,204
                             Administrator                                              5,444   (2)
                                                                                        1,200   (3)
                                                                                            0   (4)
                                                                                            0   (5)

                          Senior VP and Loan       2006        120,000      30,000      7,560   (1)     164,735
                             Administrator                                              5,975   (2)
                                                                                        1,200   (3)
                                                                                            0   (4)
                                                                                            0   (5)

(1)      Company Contribution to 401k Plan
(2)      ESOP Allocations
(3)      Automobile Allowance
(4)      Country Club Membership Dues
(5)      Accounting Fees

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

The Company does not use employment contracts for executives and does not have any contractual obligations for potential post employment severance payments.

DIRECTOR COMPENSATION TABLE

During 2006, each Director of Security Capital Corporation received $350.00 for each meeting that was attended. Normally, five scheduled meetings are held each month and one scheduled meeting per quarter is held. Of the five scheduled monthly meetings, three are Loan Committee Meetings which are attended, respectively, by the members of Desoto Loan Committee, the Tunica Loan Committee and the Batesville Loan Committee. The Trust Committee Meeting and the Director’s Meeting complete the monthly meetings. The quarterly meeting is the Audit Committee Meeting. If a director did not attend a meeting during the month or for the quarter, a fee was not received. Inside Directors who are employed full-time do not receive monthly or quarterly meeting fees. In addition, each director that was active at year-end received an annual fee of $10,500.00 from First Security Bank, $7,500.00 from Security Capital Corporation and $1,000 from Batesville Security Building Corporation. The total possible fee is contingent on the number of committees on which a director serves.

The following table shows information related to cash and other compensation paid to directors during 2006.

                                     Fees            Other
         Name                       Earned       Compensation      Total

    Larry Pratt                      40,700            -          40,700

    G. E. McKittrick                 28,800            -          28,800

    Joe M. Brown                     28,800            -          28,800

    Will Hays                        31,950            -          31,950

    Steve Ballard, Jr.               28,800            -          28,800

    Ben Barrett Smith                29,150            -          29,150

    Frank West                       19,000            -          19,000

    Tony Jones                       26,000            -          26,000

    Laney Funderburk                 27,750            -          27,750

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Security Capital Corporation has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates. These transactions have been on substantially the same terms — including interest rates, collateral requirements, and repayment terms on extensions of credit — as those prevailing or required for an outside customer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FEES

T.E. Lott & Company was the independent registered public accounting firm for the Company during the most recently completed fiscal year and will serve as the independent auditors for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the two years ended December 31, 2006:

                                                                                          2006                 2005
                                                                                          ----                 ----
Audit fees - Audits of annual financial statements, effectiveness of
internal controls over financial reporting and reviews of financial                    $77,750              $64,670
statements included in Forms 10-Q

Audit related fees                                                                           0                    0

Tax fees                                                                                     0                    0

All other fees                                                                               0                    0
                                                                                -------------------------------------
Total                                                                                  $77,750              $64,670
                                                                                =====================================

The Audit Committee has adopted pre-approval policies and procedures, a copy of which was attached as Exhibit A to the Company’s 2005 Proxy Statement. All of the fees set forth above were pre-approved by the Audit Committee. The Audit Committee has considered whether any provision of non-audit services is compatible with maintaining the principal auditor’s independence.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2006. The members appointed to serve on the 2006 Audit Committee are Joe Brown, Will Hays, and Steve Ballard. Mr. Ballard was designated as the chairman. Each of the members of the Audit Committee are identified as independent directors. The Company’s Board of Directors at this time has not identified an “audit committee financial expert” as that term is defined in pertinent Securities and Exchange Commission regulations, because currently no member of the Board of Directors meets the criteria set forth in these regulations. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

For 2006, the Company’s Compensation Committee was comprised of Steve Ballard, Will Hays, Tony Jones, G. E. McKittrick, Laney Funderburk, Ben Smith and Joe Brown which reviewed and approved all officers’ salaries and compensation as needed. The agenda for the 2007 Board of Directors meetings includes the appointment of members to the Compensation Committee.

The Nominating Committee members for 2006 were designated as Steve Ballard, Joe Brown, Will Hays, Tony Jones, and Laney Funderburk. Each of the members of the Nominating Committee are independent directors. The Nominating Committee does not have a charter. The Company’s Bylaws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors. The Nominating Committee does not accept nominations directly from shareholders.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal year 2006, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with the independent auditors the auditor’s independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent.

The Board of Directors adopted a written charter for the Audit Committee on November 21, 2002, which was attached as Exhibit B to the Company’s 2005 Proxy Statement.

                           Submitted by the Audit Committee of the Board of Directors:

              Steve Ballard                       Joe Brown                          Will Hays

OTHER MATTERS

Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgment.

PROPOSALS FOR 2008 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than December 7, 2007.

The accompanying Proxy is solicited by Management.

BY ORDER OF THE BOARD OF DIRECTORS

Dated and mailed at
Batesville, Mississippi
On or about April 6, 2007

                                           PROXY SOLICITED FOR ANNUAL MEETING
                                                   OF SHAREHOLDERS OF
                                              SECURITY CAPITAL CORPORATION
                                              TO BE HELD ON APRIL 19, 2007

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The  undersigned  hereby  appoints Bill  Fleming,  Jeff Herron and Ann Shankle or any one of them as Proxy with the power to appoint his substitute and hereby  authorizes him to represent the undersigned,  and to vote upon all matters  that may  properly  come  before the Annual  Meeting  including  the  matters  described  in the Proxy
Statement  furnished  herewith,  subject to any directions  indicated herein, with full power to vote all shares of common stock of Security  Capital  Corporation  held of record by the  undersigned  on April 1, 2007, at the Annual
Meeting of Shareholders to be held on  April 19, 2007, or any adjournment(s) thereof.

         IF NO DIRECTIONS  ARE GIVEN,  THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE DISCRETION OF
THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

1.       PROPOSAL to elect the three (3) identified nominees as directors.

                    Class I
                    -------
                   Ben Smith
                   Tony Jones
                  Ken Murphree

         ( )      FOR all nominees                       ( )      WITHHOLD AUTHORITY
                  listed (except as marked to                     to vote for all nominees
                  the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s)
         in the space provided below).

         _______________________________________________________________________________

When shares are held by joint  tenants,  both should  sign.  When  signing as  attorney,  executor,  administrator, trustee or guardian,  please give full title as such. If  corporation  or  partnership,  sign in full  corporate or partnership name by authorized person.

Signature:_____________________________________________

Signature:_____________________________________________

Dated:__________________________, 2007

                                 Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.